Exhibit 10.4

FULGENT THERAPEUTICS LLC

AMENDED AND RESTATED

2015 EQUITY INCENTIVE PLAN

NOTICE OF PROFITS INTEREST GRANT

You have been granted Shares of Fulgent Therapeutics LLC (the “Company”) pursuant to the terms of this Notice of Profits Interest Grant (the “Notice”), the Fulgent Therapeutics LLC Amended and Restated 2015 Equity Incentive Plan, as amended from time to time (the “Plan”) and the attached Profits Interest Agreement, as follows. Unless otherwise defined herein, the terms defined in the Plan, the Profits Interest Agreement and the LLC Agreement shall have the same defined meanings in this Notice.

Name of Participant:	[●]

Class of Shares:	Class D Non-Voting Common

Total Number of Shares:	[●]

Date of Grant:	[●]

Vesting Schedule:	All Shares shall vest on the Date of Grant.

Class Liquidation Value:	$[●]

Profits Interest Threshold Amount:	$[●]

By your signature and the signature of the Company’s representative on the Profits Interest Agreement, you and the Company agree that the Shares are granted under and governed by the terms and conditions of this Notice and the Plan, the Profits Interest Agreement and the LLC Agreement, each of which are attached to and made a part of this document.

THE SHARES GRANTED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED. THE PARTICIPANT HEREBY AGREES THAT ALL PROFITS INTEREST SHARES ACQUIRED PURSUANT TO THIS AGREEMENT SHALL BE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE LLC AGREEMENT.

FULGENT THERAPEUTICS LLC

AMENDED AND RESTATED

2015 EQUITY INCENTIVE PLAN:

PROFITS INTEREST AGREEMENT

THIS PROFITS INTEREST AGREEMENT (the “Agreement”) is entered into as of [●], by Fulgent Therapeutics LLC, a California limited liability company (the “Company”), and [●] (the “Participant”). Unless otherwise defined herein, the terms defined in the Plan, the LLC Agreement and the Notice shall have the same defined meanings in this Agreement.

SECTION 1. GRANT OF PROFITS INTEREST.

(a) Profits Interest. On the terms and conditions set forth in the Notice (the “Notice”) and this Agreement, the Company grants to the Participant on the Date of Grant the number of Shares issued as a Profits Interest (the “Profits Interest Shares”) set forth in the Notice. The Profits Interest Shares granted under this Agreement are intended to meet the definition of a “profits interest” in IRS Revenue Procedure 93-27, 1993-2 C.B. 343, and IRS Revenue Procedure 2001-43, 2001-2 C.B. 191. Accordingly, at the time the Profits Interest Shares are granted, such Profits Interest Shares will not give the Participant a share of the proceeds if the Company’s assets were sold at fair market value and the proceeds of such disposition were distributed in complete liquidation of the Company, but will give the holder a right to share in the appreciation in the value of the Company from the date of grant forward, as specifically provided in the LLC Agreement. For this purpose, the Class Liquidation Value (the “Class Liquidation Value”) set forth in the Notice shall be used as the deemed fair market value, as of the time of grant, of the portion of the Company to which the Profits Interest Shares relate and the Profits Interest Threshold Amount applicable to each Profits Interest Share shall be derived from such Class Liquidation Value based on the distribution provisions of the LLC Agreement. The Manager may adjust the Class Liquidation Value and the Profits Interest Threshold Amount in its reasonable discretion to take into account Capital Contributions, Share issuances, splits, reclassifications, recapitalizations, exercises of options or warrants and similar events and to otherwise preserve the treatment of the Profits Interest Shares as “profits interests” for U.S. federal income tax purposes.

(b) Member of the Company. Upon the Date of Grant set forth in the Notice, the Participant shall be admitted as a Member of the Company, subject to the terms of the LLC Agreement.

(c) Equity Plan and LLC Agreement. The Profits Interest Shares are granted pursuant to the Plan and pursuant to the LLC Agreement, a copy of each of which the Participant acknowledges having received. The provisions of the Plan are incorporated into this Agreement by this reference. By executing this Agreement, the Participant shall be deemed to have executed a copy of the LLC Agreement. Participant acknowledges that he or she (i) has read the LLC Agreement, the Plan and this Agreement, (ii) accepts and agrees to be bound by the terms of the LLC Agreement, the Plan and this Agreement, and (iii) assumes all of the rights and obligations of a Member of the Company. Schedule D to the LLC Agreement shall be amended to reflect the issuance of Profits Interest Shares to Participant pursuant to the Plan and this Agreement.

SECTION 2. WITHHOLDING TAXES. The Participant shall make such arrangements as the Manager may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the grant of Profits Interest Shares under this Agreement or distributions or allocations with respect to such Profits Interest Shares. The Participant shall also make such arrangements as the Manager may require for the satisfaction of any federal, state, local or foreign withholding tax obligations that may arise in connection with the disposition of the Profits Interest Shares.

SECTION 3. IRS FORM W-8 OR W-9. The Participant shall deliver to the Company a duly completed and properly executed Form W-8 (in the case of non-U.S. residents) or Form W-9 (in the case of U.S. citizens or residents) and such other forms as the Manager may reasonably request.

SECTION 4. DISTRIBUTIONS AND ALLOCATIONS.

(a) Distributions. Distributions to the Participant with respect to his or her Profits Interest Shares shall be governed by the LLC Agreement.

(b) Allocations. Allocations of income, gain, deduction, loss or credit to the Participant with respect to his or her Profits Interest Shares shall be governed by the LLC Agreement.

SECTION 5. NO REGISTRATION RIGHTS.

The Company may, but shall not be obligated to, register or qualify the sale of Profits Interest Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Profits Interest Shares under this Agreement to comply with any law.

SECTION 6. RESTRICTIONS ON TRANSFER.

(a) General. In addition to any restrictions set forth on the LLC Agreement, the Participant shall not transfer, assign, encumber or otherwise dispose of any Profits Interest Shares without the Manager’s written consent, which may be granted or withheld in its sole discretion.

(b) LLC Agreement. Profits Interest Shares acquired under this Agreement shall be subject to the transfer provisions of the LLC Agreement.

(c) Market Stand-Off. In connection with any underwritten public offering by the Company or the Company’s successor in an acquisition or otherwise (collectively, the “Successor Entity”) of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Successor Entity’s initial public offering, the Participant or any holder of the Profits Interest Shares acquired under this Agreement shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any Profits Interest Shares acquired under this Agreement (or other equity securities of the Successor Entity) without the prior written consent of the Successor Entity or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Successor Entity or such underwriters. In no event, however, shall such period exceed 180 days. The Market Stand-Off shall in any event terminate two years after the date of the Successor Entity’s initial public offering. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Successor Entity’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Profits Interest Shares subject to the Market Stand-Off, or into which such Profits Interest Shares thereby become convertible, shall immediately be subject to the Market Stand-Off. In order to enforce the Market Stand-Off, the Successor Entity may impose stop-transfer instructions with respect to the Profits Interest Shares acquired under this Agreement until the end of the applicable stand-off period. The Successor Entity’s underwriters shall be beneficiaries of the agreement set forth in this Subsection (c). This Subsection (c) shall not apply to Profits Interest Shares registered in the public offering under the Securities Act, and the Participant shall be subject to this Subsection (c) only if the directors and officers of the Successor Entity are subject to similar arrangements.

(d) Securities Law Restrictions. Regardless of whether the offering and issuance of Profits Interest Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Profits Interest Shares (including the placement of appropriate legends on Profits Interest Share certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(e) Rights of the Company. The Company shall not be required to (i) transfer on its books any Profits Interest Shares that have been sold or transferred in contravention of this Agreement or the LLC Agreement or (ii) treat as a Member of the Company or as the owner of Profits Interest Shares, or otherwise to accord voting, distribution or liquidation rights to, any transferee to whom Profits Interest Shares have been transferred in contravention of this Agreement or the LLC Agreement.

(f) Administration. Any determination by the Manager in connection with any of the matters set forth in this Section 6 shall be conclusive and binding on the Participant and all other persons.

SECTION 7. COMPANY’S REPURCHASE RIGHT.

(a) Grant of Repurchase Right. The Company is hereby granted the right (the “Repurchase Right”), exercisable at any time during the nine (9) month period following the termination of a Participant’s Continuous Service, to repurchase all or any portion of any Shares issued hereunder (the “Share Repurchase Period”). The Company shall be entitled to exercise such Repurchase Right regardless of the reason for termination of the Participant’s Continuous Service, whether such termination occurs for Cause, for Good Reason, without Cause or as a result of the death or disability of the Participant.

(b) Exercise of the Repurchase Right. The Repurchase Right shall be exercisable by written notice delivered to each holder of the Shares prior to the expiration of the Share Repurchase Period. The notice shall indicate the number of Shares to be repurchased and the date on which the repurchase is to be effected, such date to be not later than the last day of the Share Repurchase Period. On the date on which the repurchase is to be effected, the Company and/or its assigns shall pay to the holder in cash or cash equivalents (including the cancellation of any purchase-money indebtedness) an amount equal to the Repurchase Price on the date on which the repurchase is to be effected of the Shares which are to be repurchased from the holder. Upon such payment or deposit into escrow for the benefit of the holder, the Company and/or its assigns shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest thereon or related thereto, and the Company shall have the right to transfer to its own name or its assigns the number of Shares being repurchased, without further action by the holder.

(c) Assignment. Whenever the Company shall have the right to purchase Shares under this Repurchase Right, the Company may designate and assign one or more Employees, Officers or Members of the Company or other persons or organizations, to exercise all or a part of the Company’s Repurchase Right.

(d) Termination of the Repurchase Right. The Repurchase Right shall terminate with respect to any Shares for which it is not timely exercised and upon the effective date of a registration statement of the Company filed under the Securities Act of 1933, as amended.

(e) Additional Shares or Substituted Securities. In the event of any transaction described in Section 6(a) of the Plan or any Liquidity Event, any new, substituted or additional securities or other property which is by reason of any such transaction distributed with respect to the Shares shall be immediately subject to the Repurchase Right, but only to the extent the Shares are at the time covered by such right. The Repurchase Price for such securities shall be appropriately adjusted to take into account the terms of such transaction or Liquidity Event as determined by the Manager in its reasonable discretion.

(f) Repurchase Price. For purposes of this Agreement, the “Repurchase Price” with respect to a Share shall be:

(i) In the case of a termination of Continuous Service for Cause, $0.

(ii) In the case of a termination of Continuous Service without Cause, the Fair Market Value of such Share, taking into account the distribution provisions of the LLC Agreement and any applicable Profits Interest Threshold Amounts, and as determined by the Manager in its discretion.

SECTION 8. ADJUSTMENT OF PROFITS INTEREST SHARES.

In the event of any transaction described in Section 6(a) of the Plan, the number and kind of Profits Interest Shares shall be adjusted as set forth in Section 6 of the Plan. In the event that the Company engages in a Liquidity Event as described in Section 6(b) of the Plan, the Profits Interest Shares shall be subject to the agreement governing such Liquidity Event and the LLC Agreement.

SECTION 9. SUCCESSORS AND ASSIGNS.

Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Participant and the Participant’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or the LLC Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof or of the LLC Agreement.

SECTION 10. NO RETENTION RIGHTS.

Nothing in this Agreement shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Related Entity employing or retaining the Participant) or of the Participant, which rights are hereby expressly reserved by each, to terminate his or her Service at any time and for any reason, with or without cause.

SECTION 11. TAX ELECTION.

The acquisition of the Profits Interest Shares may result in adverse tax consequences that may be avoided or mitigated by filing an election under Code Section 83(b). Such election may be filed only within 30 days after the date of grant. The form for making the Code Section 83(b) election is attached to this Agreement as Exhibit I. The Participant should consult with his or her tax advisor to determine the tax consequences of acquiring the Profits Interest Shares and the advantages and disadvantages of filing the Code Section 83(b) election. The Participant acknowledges that it is his or her sole responsibility, and not the Company’s, to file a timely election under Code Section 83(b), even if the Participant requests that the Company or its representatives make this filing on his or her behalf.

SECTION 12. LEGENDS.

All certificates (if any) evidencing Profits Interest Shares shall bear the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION, AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE REQUIREMENTS OF ACT. THE SHARES REPRESENTED BY THIS CERTIFICATE ALSO ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHTS OF FIRST REFUSAL HELD BY THE COMPANY OR ITS ASSIGNEE(S), AND OTHER CONDITIONS AND RESTRICTIONS, AS SET FORTH IN THAT CERTAIN THIRD AMENDED AND RESTATED OPERATING AGREEMENT FOR FULGENT THERAPEUTICS LLC, DATED AS OF [●], AS THE SAME MAY BE AMENDED, A COPY OF WHICH WILL BE FURNISHED BY THE COMPANY, WITHOUT CHARGE, TO THE HOLDER OF THIS CERTIFICATE UPON WRITTEN REQUEST THEREFOR. SUCH RIGHTS AND RESTRICTIONS ARE BINDING ON TRANSFEREES OF THE PROFITS INTEREST SHARES.”

If required by the authorities of any state in connection with the issuance of the Profits Interest Shares, the legend or legends required by such state authorities shall also be endorsed on all such certificates.

SECTION 13. NOTICE.

Any notice required by the terms of this Agreement shall be given in writing, which shall include electronic communications. Notice shall be addressed to the Company at its principal executive office and to the Participant at the address that he or she most recently provided to the Company.

SECTION 14. ENTIRE AGREEMENT.

The Notice, this Agreement, the Plan, and the LLC Agreement constitute the entire contract between the parties hereto with regard to the subject matter hereof. They supersede any other agreements, representations or understandings (whether oral or written and whether express or implied) which relate to the subject matter hereof.

SECTION 15. CHOICE OF LAW.

This Agreement shall be governed by, and construed in accordance with, the laws of the State of California, as such laws are applied to contracts entered into and performed in such State.

SECTION 16. PARTICIPANT REPRESENTATIONS.

In connection with the issuance and acquisition of the Profits Interest Shares under this Agreement, the Participant hereby represents and warrants to the company as follows:

(a) The Participant is acquiring and will hold the Profits Interest Shares for investment for his or her account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(b) The Participant understands that the Profits Interest Shares have not been registered under the Securities Act by reason of a specific exemption therefrom and that the Profits Interest Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Participant further acknowledges and understands that the Company is under no obligation to register the Profits Interest Shares.

(c) The Participant is aware of the adoption of Rule 144 by the Securities and Exchange Commission under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Participant acknowledges and understands that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company has no plans to satisfy these conditions in the foreseeable future.

(d) The Participant will not sell, transfer or otherwise dispose of the Profits Interest Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Participant agrees that he or she will not dispose of the Profits Interest Shares unless and until he or she has complied with all requirements of this Agreement applicable to the disposition of Profits Interest Shares and he or she has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Profits Interest Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Profits Interest Shares under the securities laws or regulations of any State.

(e) The Participant has been furnished with, and has had access to, such information as he or she considers necessary or appropriate for deciding whether to invest in the

Profits Interest Shares, and the Participant has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Profits Interest Shares.

(f) The Participant is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Participant is able, without impairing his or her financial condition, to hold the Profits Interest Shares for an indefinite period and to suffer a complete loss of his or her investment in the Profits Interest Shares.

Signature Page Follows

IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

PARTICIPANT:	FULGENT THERAPEUTICS LLC

By: [●]

Title: [●]

IN EXECUTING THIS AGREEMENT, THE PARTICIPANT ACKNOWLEDGES RECEIPT OF A COPY OF THE PLAN, THE NOTICE AND THE LLC AGREEMENT IN ADDITION TO THIS AGREEMENT AND REPRESENTS THAT HE OR SHE IS FAMILIAR WITH THE TERMS AND PROVISIONS THEREOF, AND HEREBY ACCEPTS THE AWARD SUBJECT TO ALL OF THE TERMS AND PROVISIONS HEREOF AND THEREOF. THE PARTICIPANT HAS REVIEWED THIS AGREEMENT, THE PLAN, THE LLC AGREEMENT AND THE NOTICE IN THEIR ENTIRETY, HAS HAD AN OPPORTUNITY TO OBTAIN THE ADVICE OF COUNSEL PRIOR TO EXECUTING THIS AGREEMENT, AND FULLY UNDERSTANDS ALL PROVISIONS OF THIS AGREEMENT, THE LLC AGREEMENT, THE NOTICE AND THE PLAN. THE PARTICIPANT HEREBY AGREES THAT ALL QUESTIONS OF INTERPRETATION AND ADMINISTRATION RELATING TO THIS AGREEMENT, THE NOTICE, THE PLAN AND THE LLC AGREEMENT SHALL BE RESOLVED BY THE MANAGER.

EXHIBIT I

SECTION 83(b) ELECTION

This statement is made under Section 83(b) of the Internal Revenue Code of 1986, as amended, pursuant to Treasury Regulations Section 1.83-2.

(1)	The taxpayer who performed the services is:

Name:	[●]

Address:	[●]
[●]

Social Security No.:

(2)	The property with respect to which the election is made is [●] Class D Shares of Fulgent Therapeutics LLC.

(3)	The property was transferred on [●].

(4)	The taxable year for which the election is made is the calendar year [●].

(5)	The property is subject to a repurchase right in favor of the issuer, exercisable if the taxpayer’s service with the issuer is terminated.

(6)	The fair market value of such property at the time of transfer (determined without regard to any restriction other than a restriction that, by its terms, will never lapse) is $0 per Share.

(7)	The amount paid for such property is $[●] per Share.

(8)	A copy of this statement was furnished to Fulgent Therapeutics LLC, for whom taxpayer rendered the services underlying the transfer of such property.

(9)	This statement is executed on , [●].

Signature of Spouse (if any)	Signature of Taxpayer

Within 30 days after the date of grant, this election must be filed with the Internal Revenue Service Center where the Participant files his or her federal income tax returns. The filing should be made by registered or certified mail, return receipt requested. The Participant must (a) file a copy of the completed form with his or her federal tax return for the current tax year and (b) deliver an additional copy to the Company.